The Variable Annuity Life Insurance Company
                                Separate Account A

               Portfolio Director Fixed and Variable Deferred Annuity
                  Equity Director Fixed and Variable Deferred Annuity

                    SUPPLEMENT TO THE MAY 2, 2016 PROSPECTUS


Effective September 28, 2016, the VALIC Company I Money Market I Fund and VALIC Company II Money Market II Fund changed their respective names and principal investment strategies. The funds will be called the Government Money Market I Fund and Government Money Market II Fund, respectively. The funds' principal investment objective, to seek liquidity, protection of capital and current income through investments in short-term money market instruments, has not changed. The funds' new investment strategy will be to invest at least 99.5% of their respective total assets in cash, U.S. Government securities, and/or repurchase agreements that are collateralized by cash and/or U.S. Government securities. In addition, under normal circumstances, the funds invest at least 80% of their respective net assets in U.S. Government securities and/or repurchase agreements that are collateralized by U.S. Government securities.

All references to the Money Market I Fund and Money Market II Fund are changed to the Government Money Market I Fund and Government Money Market II Fund, respectively.

A "government money market fund" under Rule 2a-7, such as the funds, may, but is not required to, impose liquidity fees and redemption gates. The funds' Boards of Directors/Trustees have determined that the funds will not be subject to the liquidity fee and redemption gate provisions of Rule 2a-7, although the Boards may elect to impose liquidity fees or redemption gates in the future.

Dated:  October 11, 2016


                 Please keep this Supplement with your Prospectus.